UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2005
ADVANCED LIGHTING TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-27202	34-1803229

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32000 Aurora Road	Solon, Ohio	44139

Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code            440/519-0500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Equity Incentive Plan
EX-10.2 Hellman Employment Agreement Execution
EX-10.3 Krishnan Severance and Noncompetition Agreement
EX-10.4 Vespoli Severance and Noncompetition Agreement
EX-10.5 Hellman Stock Purchase Agreement
EX-10.6 Krishnan Stock Purchase Agreement
EX-10.7 Vespoli Stock Purchase Agreement
EX-10.8 Vespoli Stock Purchase Agreement
EX-10.9 Voting Trust ADLT 2005 Plan
EX-14.1 Code of Ethical Conduct
EX-14.2 Code of Conduct

Section 1—Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
On July 27, 2005, the Board of Directors adopted the Company’s 2005 Equity Incentive Plan (the “2005 Plan”). 80.737 Shares of Company Common Stock are available for Awards under the 2005 Plan. Shares available for awards under the 2005 Plan, together with the 101.322 shares previously awarded or available under the Company’s 2003 Equity Incentive Plan (the “2003 Plan”), represent 15% of the fully diluted Common Stock of the Company. The 2005 Plan is similar to the 2003 Plan, in that it is available for Awards of Common Stock to key employees. The Awards have been, and are expected to be, an opportunity to purchase shares of Common Stock, subject to forfeiture prior to vesting, at a price set by the Board. Unlike the 2003 Plan, vesting of Awards under the 2005 Plan is dependent upon the Company reaching adjusted EBITDA goals set out in the Awards. Wayne R. Hellman, the Company’s Chief Executive Officer, Sabu Krishnan, the Company’s Chief Operating Officer, and Wayne Vespoli, a Company Executive Vice President received awards of 22.136, 17.985 and 12.696 shares of Common Stock of the Company, respectively. Pursuant to the terms of the awards, each of Messrs. Hellman, Krishnan and Vespoli entered into agreements to purchase the shares at $1,000 per share, subject to vesting requirements which could result in forfeiture or required sale of the purchased shares. In connection with the anticipated sale of shares pursuant to the 2005 Plan, the recipients of the awards and Saratoga Lighting Holdings LLC (“Saratoga”) have entered into a voting trust arrangement, substantially identical to the voting trust arrangement with respect to the 2003 Plan, which permits Saratoga to vote the shares purchased under the 2005 Plan.
On July 27, 2005, the Company and Mr. Hellman (“CEO”) entered into an Amended and Restated Employment Agreement relating to the CEO’s employment with the Company. The agreement, as amended, extends the term of the Agreement to July 30, 2007 from July 1, 2005, provides for a base salary of $312,000, a supplemental salary of $138,000 per annum from January 1, 2005 through July 1, 2007, and provides for two additional bonuses payable on September 30, 2006 and July 30, 2007. The additional bonuses are payable only if the Company achieves specified adjusted EBITDA goals for the preceding fiscal year. The after-tax proceeds of the additional bonuses would be applied to the balance of the CEO’s loan from the Company. The agreement also provides for continuation of the existing performance bonus plan, with adjusted EBITDA goals for fiscal 2006 and fiscal 2007 yet to be specified. If earned, the additional bonuses would result in the payment in full of the CEO’s loan on July 30, 2007.
On July 27, 2005, the Company and Mr. Krishnan (“COO”) entered into a Severance and Noncompetition Agreement relating to the COO’s employment with the Company. The agreement provides for severance payments payable in the same amounts and at the same intervals as the COO’s current base pay for a period of two years upon the COO’s termination, other than a termination for “cause” or a termination resulting from the COO’s resignation without “good reason.” The agreement also provides that, upon termination, the COO will not engage in any business that competes with the business carried on by the Company or any of its subsidiaries or affiliates for a period of two years.
On July 27, 2005, the Company and Mr. Vespoli (“EVP”) entered into a Severance and Noncompetition Agreement relating to the EVP’s employment with the Company. The agreement provides for severance payments payable in the same amounts and at the same intervals as the EVP’s current base pay for a period of one year upon the EVP’s termination, other than a termination for “cause” or a termination resulting from the EVP’s resignation without “good reason.” The agreement also provides that, upon termination, the EVP will not engage in any business that competes with the business carried on by the Company or any of its subsidiaries or affiliates for a period of one year.
Section 5—Corporate Governance and Management
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
On July 27, 2005, the Board of Directors approved a “Code of Ethical Conduct for Chief Executive Officer and Executive Officers Including Senior Financial Officers.” The policy provides specific standards applicable to certain senior executive officers and requires annual certifications with respect to compliance with these standards. The Company also has a Code of Conduct, applicable to all officers and employees. The Code of Conduct contains General provisions regarding integrity of records and discipline applicable to all employees, which may constitute a code of ethics as defined in Item 4(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934. That portion of the Code of Conduct was amended by the Board of Directors on July 27, 2005, to specify that disciplinary action, to and including dismissal, could result from violation of the Code of Conduct.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibits	Page No.
10.1	Advanced Lighting Technologies, Inc.’s 2005 Equity Incentive Plan adopted and effective July 27, 2005

10.2	Amended and Restated Employment Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated July 27, 2005

10.3	Severance and Noncompetition Agreement between Advanced Lighting Technologies, Inc. and Sabu Krishnan dated July 27, 2005

10.4	Severance and Noncompetition Agreement between Advanced Lighting Technologies, Inc. and Wayne Vespoli dated July 27, 2005

10.5	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne R. Hellman

10.6	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Sabu Krishnan

10.7	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne J. Vespoli

10.8	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne J. Vespoli [2003 Plan]

10.9	Voting Trust Agreement by and between Saratoga Lighting Holdings LLC and certain shareholders of Advanced Lighting Technologies, Inc. dated July 27, 2005

14.1	Code of Ethical Conduct for Chief Executive Officer and Executive Officers Including Senior Financial Officers, approved by Board of Directors July 27, 2005

14.2	Code of Conduct [General Section Only] approved by Board of Directors July 27, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIGHTING TECHNOLOGIES, INC.
Date: August 2, 2005	By:	/s/ Christopher F. Zerull
Christopher F. Zerull
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits	Page No.
10.1	Advanced Lighting Technologies, Inc.’s 2005 Equity Incentive Plan adopted and effective July 27, 2005

10.2	Amended and Restated Employment Agreement between Wayne R. Hellman and Advanced Lighting Technologies, Inc. dated July 27, 2005

10.3	Severance and Noncompetition Agreement between Advanced Lighting Technologies, Inc. and Sabu Krishnan dated July 27, 2005

10.4	Severance and Noncompetition Agreement between Advanced Lighting Technologies, Inc. and Wayne Vespoli dated July 27, 2005

10.5	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne R. Hellman

10.6	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Sabu Krishnan

10.7	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne J. Vespoli

10.8	Common Stock Purchase Agreement dated as of July 27, 2005 between Advanced Lighting Technologies, Inc. and Wayne J. Vespoli [2003 Plan]

10.9	Voting Trust Agreement by and between Saratoga Lighting Holdings LLC and certain shareholders of Advanced Lighting Technologies, Inc. dated July 27, 2005

14.1	Code of Ethical Conduct for Chief Executive Officer and Executive Officers Including Senior Financial Officers, approved by Board of Directors July 27, 2005

14.2	Code of Conduct [General Section Only] approved by Board of Directors July 27, 2005